UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
August 17, 2007 (August 14, 2007)

THERAGENICS CORPORATION®
(Exact name of registrant as specified in charter)

Delaware	000-15443	58-1528626
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5203 Bristol Industrial Way
Buford, Georgia 30518
(Address of principal executive offices / Zip Code)

(770) 271-0233
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 5.03.    Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 14, 2007, the Board of Directors (the “Board”) of Theragenics Corporation (the “Corporation”) voted to amend and restate in their entirety the By-Laws of the Corporation (the “Restated By-Laws”).

The Restated By-Laws change the deadline for stockholders to provide written notice to the Corporation’s Secretary of stockholder nominations for election as directors and stockholder proposals to be considered at an annual meeting. In order for a shareholder’s notice to be timely under the Restated By-Laws, it must be delivered or mailed by first class United States mail, postage prepaid, and received not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting. The Restated By-Laws further provide that, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary date of the preceding year’s meeting, the shareholder’s notice must be delivered not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day of the first public announcement of such meeting by the Corporation and not earlier than the close of business on the 120th day prior to such meeting. The By-Laws previously provided that a stockholder’s notice had to be received by the Secretary of the Corporation not less than 60 days nor more than 90 days prior to the date of the meeting. The previous By-Laws also provided that if less than 70 days’ notice or prior public disclosure of the date of the meeting was given to the shareholders, the nominations and proposals had to be mailed to the Secretary of the Corporation no later than the close of business on the 10th day following the date on which the notice of the meeting was mailed or the public disclosure was made, whichever occurred first.

The Restated By-Laws also provide that shares of the Corporation’s capital stock may be issued as uncertificated shares in book-entry form, or evidenced by stock certificates. With this revision, the Corporation is eligible to participate in the Depository Trust Company’s Direct Registration System. The Restated By-Laws provide for certain other changes to update the By-Laws, none of which are material.

A copy of the Restated By-Laws is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference. The foregoing description of the amendments effected by the Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the text of the Restated By-Laws attached to this report as Exhibit 3.1.

Item 9.01    Financial Statements and Exhibits

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Theragenics Corporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THERAGENICS CORPORATION
(Registrant)

Dated: August 17, 2007	By: /s/ M. Christine Jacobs
M. Christine Jacobs
Chief Executive Officer

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